                                  FORM 8-K/A

                               (Amendment No. 1)


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)           October 6, 1998
                                                --------------------------------

BANK ONE CORPORATION
--------------------------------------------------------------------------------
(Exact name of registrant as specified in its charter)


Delaware                                333-60313                31-1597175
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(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)



One First National Plaza,  Chicago, IL                              60670
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(Address of principal executive offices)                          (ZIP Code)


Registrant's telephone number, including area code   312-732-4000
                                                     ------------

Item 7.  Financial Statements and Exhibits


  The Registrant hereby substitutes the following table for the table set forth on page 1 of Exhibit 99(a) to its Current Report on Form 8-K, dated October 6, 1998. Such Form 8-K, including all exhibits thereto, remains unchanged in all other respects.



                                                         Short-Term                       Senior
                                                            Debt                      Long-Term Debt
                                                --------------------------      -------------------------
                                                   S & P        Moody's          S & P         Moody's
                                                ----------     -----------      ----------    -----------
BANK ONE (Parent)                                  A-1             P-1              A+            Aa3
Principal Banks                                    A-1+            P-1              AA-           Aa2


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        BANK ONE CORPORATION
                                        ---------------------
                                        (Registrant)


Date:  October 16, 1998                 By: /s/ M. Eileen Kennedy
      -------------------                   ------------------------------------
                                        Title: Treasurer




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